UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011

MOJO VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

560 Lexington Ave., 16th Fl.
New York, NY  10022
(Address of principal executive offices, including zip code)

(212) 523-0322
(Registrant’s telephone number, including area code)

Copy to:
Gottbetter & Partners, LLP
488 Madison Ave., 12th Fl.
New York, NY 10022
Attn: Adam S. Gottbetter, Esq.

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Change in Registrant's Certifying Accountant

On December 15, 2011, the Board of Directors of the Registrant dismissed ZS Consulting Group, LLP (the “Former Accountant” or “ZS Consulting”) as the Registrant’s independent registered public accountant, and the Board of Directors approved the engagement of Friedman LLP (the “New Accountant”) to serve as the Registrant’s independent registered public accountant for the Registrant’s fiscal year ending December 31, 2011. The New Accountant was engaged on December 15, 2011.

ZS Consulting had been the Registrant’s principal independent accountant from June 9, 2011 through the quarter ended September 30, 2011. ZS Consulting has not issued any reports on the financial statements of the Registrant.  ZS Consulting was also the independent registered public accountant of Specialty Beverage and Supplement, Inc. (“SBSI”), a privately held Nevada corporation which merged with and into a wholly owned subsidiary of the Registrant on May 13, 2011.  As such, ZS Consulting audited the balance sheets of SBSI as of December 31, 2010 and 2009, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, and issued a report related to these financial statements dated March 23, 2011 (the “SBSI Report”). These financial statements and the SBSI Report appear in the Registrant’s Form 8-K filed with the Securities and Exchange Commission on May 18, 2011.  The SBSI Report contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that it included an explanatory paragraph with respect to SBSI’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter has been received from the former auditor and is filed with this Form 8-K as exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits.

The following exhibit is filed as a part of this report:

Exhibit No.	Description

16.1	Letter, dated December 15, 2011, from ZS Consulting Group LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mojo Ventures, Inc.

Date: December 20, 2011	By:	/s/ Glenn Simpson
	Name:	Glenn Simpson
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from ZS Consulting Group LLP, dated December 15, 2011 to the Securities and Exchange Commission regarding statements included in this Form 8-K.